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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-36652 of c-quential, Inc. of our report dated May 5, 2000, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Boston, Massachusetts

July 24, 2000